EXHIBIT 23.1



                             CONSENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Registration Statement on Form SB-2 Amendment No.1 of our report dated March 17, 2004, relating to the financial statements of AspenBio, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.



\s\ Gelfond Hochstadt Pangburn, P.C.
------------------------------------
GELFOND HOCHSTADT PANGBURN, P.C.


Denver, Colorado
October 25, 2004